June 16, 2022
Pioneer Balanced ESG Fund
Supplement to the Prospectus dated December 1, 2021
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Walter Hunnewell, Jr. (equity securities), Vice
President of Amundi US (portfolio manager of the
fund since 2005); Howard Weiss (equity securities),
Senior Vice President and Director of Multi-Asset
Solutions, US of Amundi US (portfolio manager of
the fund since June 2022); Fergal Jackson (equity
securities), Vice President of Amundi US (portfolio
manager of the fund since June 2022); Brad
Komenda (fixed income securities), Managing
Director and Director of Investment Grade
Corporates of Amundi US (portfolio manager of the
fund since 2016); and Lawrence Zeno (fixed income
securities), Vice President of Amundi US (portfolio
manager of the fund since 2018). Effective July 31,
2022, Mr. Hunnewell will retire from Amundi US
and will no longer be a portfolio manager.

Management
The following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Day-to-day management of the fund’s portfolio is the responsibility of co-managers Walter Hunnewell, Jr. (equity securities), Howard Weiss (equity securities), Fergal Jackson (equity securities), Brad Komenda (fixed income securities) and Lawrence Zeno (fixed income securities). Mr. Hunnewell, Mr. Weiss, Mr. Jackson, Mr. Komenda and Mr. Zeno are supported by the domestic equity team and the fixed income team. Members of these teams manage other Amundi US funds that invest primarily in U.S. equity securities and fixed income securities, respectively. The portfolio managers and the teams also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates.
Mr. Hunnewell, Vice President of Amundi US, joined Amundi US in August 2001 and has been a portfolio manager of the fund since 2005. Effective July 31, 2022, Mr. Hunnewell will retire from Amundi US and will no longer be a portfolio manager.
Mr. Weiss, Senior Vice President and Director of Multi-Asset Solutions, US of Amundi US, joined Amundi US in 2007 and served as an associate portfolio manager and large cap core equity analyst. From October 2010 until August 2011, Mr. Weiss was an analyst at Surveyor Capital Group, a wholly owned subsidiary of Citadel Investment Group, LLC. In September 2011, he rejoined Amundi US as associate portfolio manager. Mr. Weiss has served as a portfolio manager of the fund since June 2022.
Mr. Jackson, Vice President and Portfolio Manager of Amundi US, joined Amundi US in 2008 and focuses on the management of the Global Equity strategies. Mr. Jackson has served as a portfolio manager of the fund since June 2022.
Mr. Komenda, Managing Director and Director of Investment Grade Corporates of Amundi US, joined Amundi US in 2008 and has been a portfolio manager of the fund since 2016.
Mr. Zeno, Vice President of Amundi US, joined Amundi US in 2001 as a specialist in mortgage-backed securities and has been a portfolio manager of the fund since 2018.
32022-00-0622
©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC